SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________


     Date of Report (Date of earliest event reported) May 22, 2001
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


   Pennsylvania                 0-10822                  25-1229323
(State of other jurisdiction  (Commission File Number) (IRS Employer
   of incorporation)                                   Identification No.)


       2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
       (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (412) 429-0673




            _________________________________________________________
          (Former name or former address,if changes since last report)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Biocontrol Technology, Inc., a division of BICO, Inc., announced today it will display its technology and exhibit its production facility at two upcoming trade shows, the Showcase for Commerce and the Medical Design & Manufacturing East 2001 show.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  May 22, 2001


   BICO DIVISION,  BIOCONTROL TECHNOLOGY,  TO HIGHLIGHT
            OPERATIONS AT UPCOMING TRADE SHOWS


     Indiana,  PA  May  22,  2001 - Biocontrol  Technology,
Inc.,  a  division  of BICO, Inc. (OTCBB: BIKO),  announced
today  it  will  display  its technology  and  exhibit  its
production  facility  at  two  upcoming  trade  shows,  the
Showcase   for   Commerce  and   the   Medical   Design   &
Manufacturing East 2001 show.

     The Showcase for Commerce is scheduled for May 31 and June 1, 2001 at the Cambria County War Memorial Arena in
Johnstown, PA. The Medical Design & Manufacturing East 2001 exposition will be held June 5-7, 2001 at the Jacob K.
Javits Convention Center in New York City.

     Biocontrol  Technology will display its  product  line
that includes the ThermoChem HT 1000 System built for BICO,
Inc.   subsidiary   ViaCirq,  Inc.,  the  Diasensor   2000
noninvasive glucose monitor built for Diasense, Inc., the theraPORT vascular access device, and the Functional
Electrical Stimulator for The Cleveland FES Center at  Case
Western Reserve University to restore lost muscle movement due to paralysis.

     "These  two upcoming trade shows will further progress
the development of Biocontrol Technology's product line and
our  focus on contract manufacturing," said David  McMurry,
president  of Biocontrol Technology. "The shows provide  us
with the opportunity to highlight our products and give  us
the   ability   to  foster  relationships  with   potential
customers."

     The Showcase for Commerce is the region's largest business and industry show. The event brings together regional and national companies to develop new contacts and improve markets for goods and services. The exhibits are open to the public on June 1 from 10:00 a.m. to 6:00 p.m.

     The 19th annual MD&M East Conference & Exposition is the world's biggest show for medical manufacturers. The show features exhibits from 800 companies who supply materials, equipment, components, and services used in the design and manufacture of medical products and devices.

     Biocontrol Technology has operations in Indiana, Pa and serves as the research, development and manufacturing division of BICO. Located in Pittsburgh, Pa, BICO is involved in the development and manufacture of biomedical devices and environmental products.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204 www.bico.com www.biocontrol-tech.com